SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934
                     (Amendment No.    )

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                           Golden Enterprises, Inc.
                           2140 11th Avenue South
                                 Suite 208
                          Birmingham, Alabama 35205


                          Notice of Annual Meeting

  Notice Is Hereby Given that the Annual Meeting of the Stockholders of Golden Enterprises, Inc., (the "Company") a Delaware Corporation, will be held at the general offices of Golden Flake Snack Foods, Inc., a subsidiary of the Company, at One Golden Flake Drive, Birmingham, Alabama, on September 24, 2001, at 11:00 A.M., Birmingham time, for the following purposes:

1. To elect a Board of Directors.

2. To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on August 3, 2001, are entitled to notice of and to vote at the meeting. All Stockholders are cordially invited to attend the meeting.

	                            By Order of the Board of Directors

	                            John S. Stein
	                            Chairman

Birmingham, Alabama
August 31, 2001



Holders of a majority of the outstanding shares must be present either in person or by proxy in order to hold the meeting.
To insure your representation at the meeting, you are requested to sign the enclosed proxy and return it in the accompanying envelope. If you are able to attend the meeting, you may revoke the proxy and vote your shares personally at any time be-fore the proxy is exercised.

                           Proxy Statement

                               General

  The annual meeting of the stockholders of Golden Enterprises, Inc. (the "Company") will be held at the general offices of Golden Flake Snack Foods, Inc., a subsidiary of the Company, at One Golden Flake Drive, Birmingham, Alabama, on September 24, 2001, at 11:00 A.M.
All holders of record of common stock as of August 3, 2001, will be entitled to vote at the meeting and any adjournment thereof.

  The purpose of this proxy solicitation is to enable those stockholders who will be unable to personally attend the meeting to vote their stock.

                     Persons making the solicitation

  This proxy is solicited on behalf of the Board of Directors of Golden Enterprises, Inc. The cost of solicitation will be paid by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, telegram, or personal interview at no additional compensation.

                    Security Holders Entitled to Vote

  Holders of shares of common stock of the Company of record at the close of business on August 3, 2001, will be entitled to vote at the Annual Meeting and at any and all adjournments thereof. Each share of common stock entitles its owner to one vote. The number of shares of common stock of the Company (exclusive of treasury shares) outstanding at the close of business on August 3, 2001 was 11,927,423 shares.

  Stockholders who execute proxies retain the right to revoke them at any time before they are voted. If the enclosed proxy is properly signed and returned to the Company and not so revoked, the shares represented thereby will be voted in accordance with its terms.

   Security ownership of certain beneficial owners and Management

At August 3, 2001, Sloan Y. Bashinsky, Sr., Chairman Emeritus of the Board and Compass Bank, as Trustee of the Golden Enterprises, Inc. and subsidiaries Employee Stock Ownership Plan, were the only persons who beneficially owned more than 5% of the outstanding voting securities of the Company. The following table sets forth the number of shares of common stock of the Company beneficially owned by these persons.

Name and Address of              Amount and Nature of
 Beneficial Owner               Beneficial Ownership (1)       Percent
Sloan Y. Bashinsky, Sr.		 Direct         Indirect          Class
2140 11th Ave. So.             6,500    6.683,676 (2)(3)(4)      56.1%
Suite 208
Birmingham, Alabama 35205

                                 Amount and Nature of           Percent
Name and Address of              Beneficial Ownership (1)        Class
 Beneficial Owner
Compass Bank, as Trustee        Direct         Indirect          9.1%
of the Golden Enterprises,        -0-        1,085,185(5)
Inc. and subsidiaries
Employee Stock Ownership Plan
701 South 32nd Street
Birmingham, Alabama 35233 (a)




(1) An indirect beneficial owner as this term is interpreted by the Securities and Exchange Commission (SEC) includes any person who has or shares the (1) voting power which includes the power to vote or to direct the voting of such security; and/or (2) investment power which includes the power to dispose, or to direct the disposition of such security.

(2)  	Includes 5,283,128 shares owned by SYB, Inc., a corporation of
	which Sloan Y. Bashinsky, Sr. is Chairman of the Board and the majority stockholder. For SEC reporting purposes, Mr Bashinsky is deemed the beneficial owner of such shares. Except for SEC reporting purposes, Mr. Bashinsky disclaims beneficial ownership of such shares.

 (3) 	Includes 1,000,000 shares owned by SYB, Inc. as Trustee of a
	Trust created by Sloan Y. Bashinsky, Sr. SYB, Inc. exercises the right to vote the shares and the investment power relative to the shares. For SEC reporting purposes, Mr. Bashinsky is deemed the beneficial owner of such shares. Except for SEC reporting purposes, Mr Bashinsky disclaims beneficial ownership of such shares.

 (4)	Includes 400,544 shares owned by the Bashinsky Foundation, Inc.
	of which Sloan Y. Bashinsky, Sr. is the founder and Chairman of the Board. For SEC reporting purposes, Mr. Bashinsky is deemed the beneficial owner of such shares. Except for SEC reporting purposes, Mr Bashinsky disclaims beneficial ownership of such shares.

 (5)	The Employee Stock Ownership Plan provides that the shares held by the
	Trustee are voted by an administrative committee made up of 3 members. The Board of Directors of the Company determines the members of the committee. Present members of the administrative committee are:
	John S. Stein, Chairman of the Board, Mark W. McCutcheon, Chief Executive Officer and President of the Company and President of Golden Flake Snack Foods, Inc., and John H. Shannon, Vice President and Secretary of the Company.

 (a)	The Employee Stock Ownership Plan is an employee benefit plan qualified
	under 401(a) of the Internal Revenue Code and subject to the Employee Retirement Income Security Act of 1974.

                  Security Ownership Of Management

  The following table shows the shares of common stock of Golden Enterprises, Inc. beneficially owned, directly or indirectly, by each Director and Nominee for Director and all Directors and Officers of the Company as a group at August 3, 2001:

             Name
John S. Stein (a) (b)
J. Wallace Nall, Jr.
Edward R. Pascoe
F. Wayne Pate
John P. McKleroy, Jr. (c) (d)
D. Paul Jones, Jr.
James I. Rotenstreich
John S. P. Samford
Joann F. Bashinsky (e) (f)
Mark W. McCutcheon

All Directors and
Officers as a group

*Less than one percent of class.

	                               Amount and Nature of
	                              Beneficial Ownership (1)

Name	   		                Direct			Indirect      Percent
John S. Stein (a) (b)	          288,854			  -0-   (4)    Class
J. Wallace Nall, Jr.			-0-			196,000 (5)      2.4%
Edward R. Pascoe	                145,000			  -0-            1.6%
F. Wayne Pate	                136,994		           32 (6)      1.2%
John P. McKelory, Jr. (c) (d)	     25,000 (2)	        -0-            1.1%
D. Paul Jones, Jr.	           22,766 (3)	        2,000 (7)        *
James I. Rotenstreich	            9,533	              -0-              *
John S. P. Samford                  1,666	              -0-              *
Joann F. Bashinsky (e) (f)         10,571	              -0-              *
Mark W. McCutcheon	            4,455	              -0-   (4)        *
	                            669,089			198,032          7.3%


(1)	An indirect beneficial owner as this term is interpreted by
	the Securities and Exchange Commission (SEC) includes any person who has or shares the (1) voting power which includes the power to vote or to direct the voting of such security, and/or (2) investment power which includes the power to dispose of, or to direct the disposition of, such security.

(2)	Includes 20,490 shares held by a self-employed pension plan and
	personal IRA account for the benefit of John P. McKleroy, Jr.

(3)	Does not include a .2258 fractional share held pursuant to
	the Company's Dividend Reinvestment Plan.

(4)	Does not  include any portion of the 1,085,185 shares of
	common stock of the Company which are owned by Compass Bank, as Trustee of Golden Enterprises, Inc. and subsidiaries Employee Stock Ownership Plan. Messrs. Stein and McCutcheon are members of the plan's administrative committee and exercise the voting power of the shares. Messrs. Stein and McCutcheon disclaim any beneficial ownership of such shares with the exception of the following shares which are vested in their respective accounts as an employee-participant under the Plan:
	Stein 43,179, McCutcheon 2,590.

(5)	Shares owned by Nall Development Corporation, a corporation of
	which J. Wallace Nall, Jr. is a Director and President. For SEC reporting purposes, Mr. Nall is deemed the beneficial owner of such shares. Except for SEC reporting purposes, Mr. Nall disclaims beneficial ownership of such shares.

 (6)	Includes 32 shares owned by the wife of F. Wayne Pate.

 (7)	Shares owned by Mr. Jones' wife and mother-in-law.

 (a)	Mr. Stein is a Director and President of SYB, Inc. which
	beneficially owns 6,283,128 shares of the Company's stock. Mr. Stein does not possess and specifically disclaims any beneficial ownership of these shares.

 (b)	Mr. Stein is a Director and officer of the Bashinsky
	Foundation, Inc., which owns 400,544 shares of the Company's stock. Mr. Stein does not possess and specifically disclaims any beneficial ownership of these shares.

 (c)	Mr. McKleroy is a Director and Secretary of SYB, Inc.
	which beneficially owns 6,283,128 shares of the Company's stock. Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

 (d)	Mr. McKleroy is a Director and officer of the Bashinsky
	Foundation, Inc., which owns 400,544 shares of the Company's stock. Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

 (e)	Mrs. Bashinsky is a Director and Vice President of SYB, Inc.,
	which beneficially owns 6,283,128 shares of the Company's stock. Mrs. Bashinsky does not possess and specifically disclaims any beneficial ownership of these shares.

 (f)	Mrs. Bashinsky is a Director and Vice President of the Bashinsky
	Foundation, Inc., which beneficially owns 400,544 shares of the Company's stock. Mrs. Bashinsky does not possess and specifically disclaims any beneficial ownership of these shares.

  Each Director has the sole voting and investment power of the shares directly owned by him.

  SYB, Inc., beneficially owns 6,283,128 shares of common stock of the Company. John S. Stein, Joann F. Bashinsky and John P. Mckleroy, Jr., Directors of the Company, each serves as a Director and Officer of SYB, Inc. Joann F. Bashinsky is the wife of Sloan Y. Bashinsky, Sr. Mr. Bashinsky is Director Emeritus of the Company and owns 80% of the voting stock of SYB, Inc. and the other 20 % is vested in a trust for the use and benefit of his children and grandchildren of which John P. McKleroy, Jr., serves as a Co-Trustee. In Mr. Bashinsky's will and in the trust document, he has provided that in the event
SYB, Inc. or his estate owns any shares of Golden Enterprises stock at his death, the shares of Golden Enterprises held by SYB, Inc.
and the estate and the voting shares of SYB, Inc. shall be voted by a committee made up of each member of the Board of Directors of Golden Enterprises and one member designated by his executors/trustees.



                                Proposal One
                             Election of Directors

  At the Annual Meeting, ten Directors (constituting the entire Board of Directors) are to be elected, each to hold office until the next Annual Meeting of Stockholders, or until a successor has been elected and qualified. All nominees are presently members of the Board of Directors and were elected to the Board by vote of the stockholders at the last annual meeting.

  Shares represented by your proxy will be voted in accordance with your direction as to the election as directors of the persons hereinafter listed as nominees. In the absence of direction, the shares represented by your proxy will be voted FOR such election. Should any of the persons listed as nominees become unavailable as a nominee for election, it is intended that the shares represented by your proxy will be voted for the balance of those named and for a substitute nominee or nominees unless the Board of Directors reduces the number of directors, but the Board knows of no reason to anticipate that this will occur.

	The following table shows the names of the nominees for election as directors, their respective ages as of August 3, 2001, the principal occupation, business experience and other directorships held by such nominees, and the period during which such nominees have served as directors of the Company.


Name and Age                      Principal Occupation,               Director
                                  Business Experiences                  Since
                                and Other Directorships

John S. Stein, 64       Mr. Stein is Chairman of the Board. He was      1971
                        elected Chairman on June 1, 1996. He served as
                        Chief Executive Officer from 1991 to April
                        4, 2001, and as President from 1985 to 1998 and from June 1, 2000 to April 4, 2001. Mr.
                        Stein also served as President of Golden Flake
                        Snack Foods, Inc. from 1976 to 1991. Mr. Stein has been employed with the Company and its subsidiaries since 1961. Mr. Stein is a Director of Compass Bancshares, Inc.

Edward R. Pascoe, 64    Mr. Pascoe is former Chairman of the Board of    1971
                        Steel City Bolt & Screw, Inc. (formerly Coosa
                        Acquisition, Inc.) which, in 1995, acquired the bolt and special fastener business owned by the Company.
                        He served as President of Steel City Bolt & Screw,
                        Inc. and Nall & Associates, Inc., which were wholly
                        -owned subsidiaries of the Company, from 1972 and 1973, respectively, until 1995.

John P. McKleroy,
 Jr. 57 Mr. McKleroy is an attorney and member with Spain 1976 & Gillon, L.L.C., general counsel for the Company.
                        He has practiced law with this firm since 1968.

James I.                Mr. Rotenstreich is Chairman and Chief Executive  1984
Rotenstreich, 64        Officer of JHF Holdings, Inc. ("JHF"), a company
				formerly doing business under the name of Jefferson
                        Home Furniture Company, Inc. He has served as Chief
				Executive Officer since 1967 and as Chairman since 1992.
				In May of 1994, JHF sold its retail home furniture
				interest and is presently engaged in real estate and
				investment holdings.

John S. P. Samford, 51	Mr. Samford is President and sole owner of Samford 1984
                        Capital Corporation, an investment holding company which he formed in 1989.

D. Paul Jones, Jr., 58	Mr. Jones is Chairman of the Board and Chief       1991
                        Executive Officer of Compass Bancshares, Inc.
				(a bank holding company), and of its subsidiary,
				Compass Bank. He assumed these positions
                        on April 1, 1991. Mr. Jones has been employed with
				Compass Bancshares, Inc. (formerly Central Bancshares
				of the South, Inc.) and Compass Bank (formerly Central
				Bank of the South) since 1978.


J. Wallace Nall,        Mr. Nall is President of Nall Development          1991
Jr., 61		      Corporation and a General Partner of Nall Partnership,
			      Ltd. He has held these positions since 1981. Nall Development
                        Corporation is an investment holding company and  Nall
                        Partnership, Ltd. is a real estate investment and
                        development company.

F. Wayne Pate, 66	      Mr. Pate retired as President of the Company on     1992
                        on May 31, 2000. He served as President from
				November 1, 1998 until retirement. He also
				served as President of 	Golden Flake Snack Foods,
				Inc., a wholly-owned subsidiary of the Company
				from September 20, 1991, to November 1, 1998.

Joann F. Bashinsky, 69	Mrs. Bashinsky is Vice President of SYB, Inc.,      1996
                        which position she has held since 1981. SYB, Inc.
				is an investment holding company, which is the principal owner of the Company. Mrs. Bashinsky also serves as Vice President of Bashinsky
                        Foundation, Inc., a private charitable foundation.
				Mrs. Bashinsky is the wife of Sloan Y.
				Bashinsky, Sr., who retired as Chairman of the Board of the Company on May 31, 1996.

Mark W. McCutcheon, 46	Mr. McCutcheon is Chief Executive Officer and       1999
                        President of the Company and President of Golden
				Flake Snack Foods,  Inc., a wholly-owned subsidiary
				of the Company. He was elected President and Chief
				Executive Officer of the Company on April 4, 2001
				and President of Golden Flake on November
                        1, 1998. He has been employed by Golden Flake
				since 1980.


  Sloan Y. Bashinsky, Sr., the husband of Joann F. Bashinsky is a
"control person" by reason of his beneficial ownership of voting securities.



Committees Of The Board Of Directors

  The Company has a Compensation Committee, a Stock Option Committee and an Audit Committee. The Board of Directors has no standing Nominating Committee.

  During the fiscal year ended May 31, 2001, the Compensation Committee was made up of John S. Stein, John S.P. Samford, James I. Rotenstreich, and
J. Wallace Nall, Jr. The Compensation Committee met once during fiscal year 2001. The Compensation Committee reviews the performance of the Executive Officers of the Company and the top executive officer of Golden Flake Snack Foods, Inc., a wholly-owned subsidiary, and recommends to the Board of Directors of the Company the appropriate compensation level and compensation and benefit programs of such officers.

  During the Fiscal year ended May 31, 2001, the Stock Option Committee was made up of James I. Rotenstreich, John S. P. Samford, and J. Wallace Nall, Jr. The Stock Option Committee met once during fiscal year 2001. The Stock Option Committee determines the key employees of the Company and its subsidiary to whom stock options and stock appreciation rights will be granted under the 1988 Stock Option and Stock Appreciation Rights Plan and the 1996 Long Term Incentive Plan.

  The Audit Committee is comprised of three independent members, as defined by the National Association of Securities Dealers, Inc. The Audit Committee is made up of James I. Rotenstreich, John S. P. Samford and D. Paul Jones, Jr., The Audit Committee met twice during fiscal year 2001. See OReport of the Audit Committee of the Board of DirectorsO.

Meetings Of The Board Of Directors and Committees

  During the fiscal year ended May 31, 2001, there were four regular meetings of the Board of Directors. The Compensation Committee and the Stock Option Committee met once and the Audit Committee met twice during the year. All incumbent directors attended all of the meetings of the Board and the Committees on which they served, except John S. P. Samford who attended
75% of the Board meetings.

Compensation of Directors

  During the fiscal year ended May 31, 2001, the Company paid each of its non-employee Directors a retainer of $300 per month and all Directors, including Directors who were employees of the Company, were paid a fee of $2,000 for each regular Board meeting attended. The members of the Compensation Committee were each paid $2,000 for attending the Compensation Committee meeting and the members of the Audit Committee were paid $1,000 for each meeting attended.


Stock Ownership Reporting By Directors And Officers

  Section 16(a) of the Securities Exchange Act of 1934 requires that Directors, certain Executive Officers and beneficial owners of more than ten percent of the stock of the Company file reports of stock ownership and changes in ownership with the Securities and Exchange Commission. These reports consist of Forms 3, Initial Statement of Ownership, 4, Monthly Reports, and 5, Annual Reports. Based upon a review of copies of such reports, or representations that no reports were due to be filed by Directors, Executive Officers or beneficial owners of more than ten percent of the stock of the Company, the Company believes that Section 16(a) filing requirements applicable to its Directors, Executive Officers and beneficial owners of more than ten percent of the stock of the Company were complied with during the fiscal year 2001, except that John S. Stein, Mark W. McCutcheon and John H. Shannon, as members of the Administrative Committe of the Company's Employee Stock Ownership Plan, due to inadvertence, failed to timely report the receipt of 75,941 shares acquired by the Plan, on August 10, 2000. Messrs. Stein, McCutcheon and Shannon subsequently reported this transaction to the Securities and Exchange Commission on Form 5 Reports filed in July of this year.




Executive Compensation and other Information

  The following table summarizes the compensation paid or accrued by the Company and its subsidiary during the fiscal years 1999, 2000 and 2001 to the Company's
Chairman of the Board, Chief Executive Officer and to the three most highly compensated executive officers, other than the Chairman of the Board and Chief Executive Officer, whose compensation exceed $100,000.

                         SUMMARY COMPENSATION TABLE

              Annual Compensation             Long-Term
                                             Compensation     Secur-
                                                Awards        ities
                                             Other Annual   Underlying
Name and                    Salary    Bonus  Compensation   Options/SARs
Principal Position    Year   ($)        ($)      ($)          (#) (1)

John S. Stein (a)	2001      $246,375   $16,810    --	     --
Chairman, President  2000   $246,375   $18,728    --	     --
Chief and Executive  1999   $264,166      --	  --	   20,000
Officer Mark W.      2001   $137,500   $16,810    --	     --
    McCutcheon (b)   2000   $125,000   $18,728    --	     --
    President and
    Chief Executive  1999  $106,666	     --	  --	    0,000
    Officer and President
    of Golden Flake
    Snack Foods, Inc.

F. Wayne Pate (c)  2001	      --	     --	 --       --
   President and	 2000	   $179,763	   18,728 	           --
   President of	 1999	   $194,500      --	 --        --
   Golden Flake Snack
   Foods, Inc

John H. Shannon	 2001	     $105,850	 --	    --	      --
   Vice President	 2000	     $105,850      --	    --	      --
   Secretary &     1999      $116,500      --	    --	      --
   Controller


(1)	During the 2001 fiscal year, no incentive stock options were granted
	under the 1996 Long Term Incentive Plan.

(2)	Includes director's fees paid by the Company and its subsidiary
	as follows: Mr. Stein ($16,000), Mr. McCutcheon ($14,000).

(3)	Includes contributions to the Company's and subsidiary Profit
	Sharing Plan and Employee Stock Ownership Plan as follows: Mr. Shannon ($1,055) and Mr. McCutcheon ($1,981).

(4)	Includes amounts accrued, but not paid, to provide for possible future
	payments under a salary continuation plan covering Mr. Stein. The plan provides for payments of up to $120,000 per year for fifteen years following death, disability or retirement at age 65. During the 2001 Fiscal
	Year, the amount accrued for Mr. Stein was $121,190. The plan is funded in part with life insurance on the life of Mr. Stein.

(a)	John S. Stein served as Chairman of the Board for fiscal years 1999,
	2000 and 2001. He served as Chief Executive Officer for fiscal years 1999 and 2000 and during fiscal 2001 until April 4, 2001. He also served as President during fiscal year 1999 until November 1, 1998 and during fiscal year 2001 from June, 1 2000 until April 4, 2001.

(b)	Mark W. McCutcheon was elected President of Golden Flake Snack Foods,
	Inc. on November 1, 1998 and has served as President for fiscal years 2000 and 2001. He was elected President and Chief Executive Officer of the Company on April 4, 2001.

(c)	F. Wayne Pate served as President of the Company from November 1, 1998
	until May 31, 2000. He also served as President of Golden Flake Snack Foods, Inc. during fiscal year 1999 from June 1, 1998 until
	November 1, 1998.

401(k) Profit Sharing Plan And Employee Stock Ownership Plan

  The Company and its subsidiary each maintain a 401(k) Profit Sharing Plan and Employee Stock Ownership Plan for the benefit of their employees. Annual contributions are made to the plans in amounts as determined by the Board of Directors of each company. Contributions to the Employee Stock Ownership Plan are invested in stock of the Company which is held for the account of the participating employees and is distributed to the employees upon their retirement or termination of employment. All contributions to the Profit Sharing Plan and Employee Stock Ownership Plan are allocated to the accounts of the participating employees based upon their annual compensation and each employee account vests 100% in the employee after five years of service. The contribution to the plans for the fiscal year ended May 31, 2001 was $181,055, with the following amounts being credited to the accounts of the following persons named in the Cash Compensation Table: John S. Stein, $-0-; John H. Shannon, $1,055; and Mark W. McCutcheon $1,981. (See Summary Compensation
Table on page 8 -- These amounts are included within compensation shown in table.)

  The Employee Stock Ownership Plan provides that the shares held by the Trustee are voted by an administrative committee made up of 3 members. The Board of Directors of the Company determines the members of the committee. Present members of the administrative committee are:
John S. Stein, Chairman of the Board, Mark W. McCutcheon,
Chief Executive Officer and President of the Company and President of Golden Flake Snack Foods, Inc.; and John H. Shannon, Vice President, Secretary and Controller of the Company.


1988 Stock Option And Stock Appreciation Rights Plan

 In 1988, the Company's shareholders approved the 1988 Stock Option and Stock Appreciation Rights Plan (the "1988 Plan"). The purpose of the 1988 Plan is to make shares of the common stock of the Company available for purchase by key employees and to provide the employees with the opportunity to participate in the growth and financial success of the Company and to give them an increased personal interest in and a greater concern for the Company's continued success and growth.

  Under the 1988 Plan, non-qualified Stock Options to purchase up to 175,500 shares of Common Stock of the Company and Stock Appreciation Rights (SARs) may be granted to key employees. Directors of the Company who are not officers are not eligible to participate in the 1988 Plan.

	The grant of stock options and SARs is administered by the Stock Option Committee of the Board of Directors. The Committee selects those key employees of the Company to whom options are granted, the time at which options are granted, and the number and price of shares which may be purchased upon the exercise of options. The option price may be less than, equal to or greater than the fair market value of the stock on the day the option is granted and the option price may vary among employees.

  The Committee may also grant SARs when granting options. SARs are exercisable only when the underlying option is exercisable. SARs granted to an employee shall be equal to the number of shares that the employee is entitled to purchase under the related option.
An employee to whom an SAR is granted may not exercise the SAR unless he simultaneously exercises the stock option to which the SAR relates and the employee shall be deemed to have automatically exercised his SAR when and at the same time that he exercises his stock option to which the SAR relates. If an employee does not exercise his stock option so that it expires, his SAR which relates to said option shall also expire.
	When SARs are exercised, the optionee receives from the Company a sum of cash equal to the amount of the appreciation in the underlying common stock as determined by the excess of the fair market value of a share of common stock on the exercise date of the related stock option over the option price.

  During the fiscal year ended May 31, 2001, no options or SARs were granted under the 1988 Plan to any employee, including the executive officers named in the Summary Compensation Table above and no options or SARs were exercised. There are currently no options or SARs outstanding under the 1988
Plan which are presently exercisable or may be exercisable in the future.


1996 Long Term Incentive Plan

  On September 27, 1996, the Company's shareholders approved the Golden Enterprises, Inc. 1996 Long Term Incentive Plan (the "1996 Plan").
The purpose of the 1996 Plan is to further the growth in earnings and market appreciation of the Company by providing long term incentives to those officers and key employees of the Company or its subsidiaries who make substantial contributions to the Company through their ability, loyalty, industry and invention.

  The 1996 Plan is administered by the Stock Option Committee of the Board of Directors.

  The 1996 Plan authorizes the Stock Option Committee to grant to officers and key employees in the 1996 Plan (i) stock options (which may be non-qualified options or incentive stock options for tax purposes), (ii) stock appreciation rights ("SARs") (which may be issued in tandem with stock options), (iii) restricted stock awards, (iv) performance units (which may be in stock, cash or a combination thereof), and (v) supplemental cash payments. Persons eligible to participate in the 1996 Plan shall be those officers and key employees of the Company and its subsidiaries who are in positions in which their decisions, actions and counsel significantly impact the performance of the Company or its subsid-iaries. Participants are chosen from this group by the Stock Option Committee.

  Shares Reserved for Issuance. The aggregate number of shares of the Company's common stock which may be issued under the 1996 Plan may not exceed 500,000. Shares subject to options granted under the 1996 Plan which expire unexercised, or shares subject to awards which are otherwise forfeited or canceled, will not count against this limit. The maximum number of shares with respect to which awards may be granted to any individual in any one year under the 1996 Plan is 100,000.

  Stock Options. The Stock Option Committee is authorized to determine the terms and conditions of all option grants, subject to certain specific limitations as set forth in the 1996 Plan. In general, no option may be granted with an exercise price of less than the fair market value of a share of the Company's common stock on the date of grant (110% if the grantee beneficially owns more than 10% of such stock), the term of an option may not be longer than ten (10) years, and any option shall be subject to certain restrictions on transferability. Payment of the option price may be in cash, check or other instrument acceptable to the Stock Option Committee, or, in the discretion of the Stock Option Committee, in the form of unrestricted common stock of the Company owned by the optionee.


  Stock Appreciation Rights. The Stock Option Committee is authorized to grant SARs either independent of or in connection with stock options granted under the 1996 Plan. The exercise of SARs will entitle the holder thereof to an amount (the "appreciation") equal to the difference between the fair market value of the common stock on the date the SAR was issued (or, in the case of SARs issued in connection with options, the exercise price under the related option agreement) and the fair market value of a share of common stock of the Company on the date the SAR is exercised. The appreciation will be payable in cash or common stock of the Company at the discretion of the Stock Option Committee. The exercise of SARs granted in connection with options will terminate those options.

  The exercise of SARs which are paid in common stock will be treated as the issuance of the shares of common stock to which the SARs relate for purposes of calculating the maximum number of shares which have been issued under the 1996 Plan.

  Restricted Stock. The Stock Option Committee is authorized to award restricted stock under the 1996 Plan subject to such terms and conditions as the Stock Option Committee may determine. The Stock
Option Committee will have authority to determine the number of shares of restricted stock to be awarded, the price, if any, to be paid by the recipient of the restricted stock, and the date on which the restricted stock will vest. The vesting of restricted stock may be conditioned upon the completion of a specified period of service with the Company, upon the attainment of specified performance goals, or upon such other criteria as the Stock Option Committee may determine. The Stock Option Committee has the discretion to make loans to the recipients for the purchase price of the restricted stock and to accelerate the vesting of the restricted stock on a case by case basis at any time.

  Performance Units. The Stock Option Committee may grant performance units under which payment may be made to the participant upon the attainment of specific performance goals. Such performance goals will be established by the Stock Option Committee and will relate to the performance of the Company (or any segment thereof) over a specified performance period, as judged under any business criteria deemed appropriate by the Stock Option Committee, including, without limitation, growth in earnings, the ratio of earnings to shareholder's equity or the ratio of earnings to total capital.

  The Stock Option Committee shall determine the extent to which the performance targets have been attained, and what, if any, payment is due the participant on the performance unit. Such payment may be made, at the Stock Option Committee's discretion, in cash or common stock of the Company (based on the then current fair market value of such stock).

  Supplemental Cash Payments. A stock option, SAR, restricted stock or performance unit award may provide for the Company to make a supplemental cash payment to a participant. Payments may be made for the purpose of, but not limited to, assisting the employee in paying income taxes resulting from an award under the 1996 Plan.
In no event shall the amount of cash payment exceed the value of the award to which it relates.

  During the fiscal year ended May 31, 2001, no incentive stock options were granted under the 1996 Plan and no options were exercised. More detailed information concerning outstanding options is set forth in the following table.



Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

	(a)			(b)		(c)		     (d)

                                                 Number of Secur-
                                                 ities Underlying
                                                   Unexercised
                                                Options/SAR's at
                                                     FY-End (#)

                 Shares Aquired    Value         Exercisable/
Name             on Excersize (#)  Realized     Unexcersisable

John S. Stein 	  0              0	          20,000/0
Chairman

Mark W. McCutcheon  0              0	          20,000/
CEO



Compensation Committee Report On Executive Compensation for the Fiscal Year Ended May 31, 2001.

  The Compensation Committee of the Board of Directors (the "Compensation Committee") was comprised during fiscal 2001 of John S. Stein, John S. P. Samford, James I. Rotenstreich, and J. Wallace Nall, Jr., none of whom, with the exception of Mr. Stein, are officers of the Company or its subsidiary.

  The Compensation Committee reviews the compensation structure of the Executive Officers of the Company and the top executive officer of Golden Flake Snack Foods, Inc. ("Golden Flake"), a wholly-owned subsidiary, and recommends to the Board the appropriate base and incentive bonus compensation of such officers.

  The Stock Option Committee during fiscal 2001 was made up of James I. Rotenstreich, John S. P. Samford and J. Wallace Nall, Jr. The Stock Option Committee determines the key employees of the Company and Golden Flake to whom stock options and stock appreciation rights are granted under the 1988 Stock Option and Stock Appreciation Rights Plan and the 1996 Long Term Incentive Plan.

  The Company's executive compensation program consists of three primary components: base salary, annual incentive bonus, and grants of stock options and stock appreciation rights.

  Base salary is the foundation of executive compensation. Base salaries are reviewed annually and adjusted, if deemed appropriate, based upon recommendations of the Compensation Committee after its review of recommendations received from the Chairman of the Board
 (OChairmanO).

  Annual incentive bonus formulas are established for the Chairman, Chief Executive officer (CEO), President and the top executive officer of Golden Flake. The Chairman, CEO, President and the top executive officer of Golden Flake are paid a percentage of the company's pre-tax operating earnings that exceed a targeted return on equity.

  The base salaries and incentive bonus formulas for fiscal 2001 reported in this Proxy Statement were recommended by the Compensation Committee in April, 2000 to the Board. The Compensation Committee received and reviewed recommendations from the Chairman, which recommendations were based upon a number of factors, including overall earnings of the Company and Golden Flake, pre-tax earnings from operations, return on equity, the financial performance of the Company and its subsidiary, the complexities of the job, and individual performance and achievements of each of the executive officers.

  In reviewing the recommendations of the Chairman and in making its recommendations to the Board, the Compensation Committee undertook a subjective consideration of the executive officers' base salaries and incentive bonus formulas that was not related to any specific qualitative or quantitative criteria.

  The Board's approval of such recommendations of the Compensation Committee have generally been based on its subjective analysis of what it considers to be a reasonable and appropriate base salary and incentive bonus formula for the Chairman, CEO and other executive officers taking into consideration their individual job responsibilities and the financial performance of the Company during the prior fiscal year.

  The Company has used stock options and stock appreciation rights to reward the performance of executives. These are granted through the 1988 Stock Option and Stock Appreciation Rights Plan and under the 1996 Long Term Incentive Plan. Grant of stock options and stock appreciation rights are made by the Stock Option Committee to key employees after considering the recommendations of the Chairman.

 The Compensation Committee believes that the incentive bonus formulas and stock options/stock appreciation rights assure that a significant portion of the Chairman's and CEO's compensation relate to the Company's performance.

  The base salary and incentive bonus formula for John S. Stein, the Company's Chairman and CEO, during fiscal year 2001 were determined based upon his responsibilities and contributions to the Company and the performance of the Company. During fiscal 2001, Mr. Stein received a decrease in base salary of 35% from $270,000 to $175,500. However, the decrease was accompanied by a stipulation that if the Company achieved operating earnings of $.215 per share or more for fiscal year 2001, Mr. Stein would be paid 75% of the base salary reduction. For the fiscal year ended 2001, the Company did achieve operating earnings of more than $.215 per share; consequently, Mr. Stein was reimbursed 75% of the reduction and received a total base salary of $246,375. Mr. Stein's incentive bonus formula which was based upon a pre-determined percentage of the Company's pre-tax operating earnings that exceeded a target of return on equity, produced a bonus of $16,810 for fiscal 2001. Mr. Stein received no stock options during fiscal 2001.

  In April of 2001, the Compensation Committee held its regular meeting to consider and recommend compensation for the fiscal year beginning June 1, 2001. At that meeting, the Compensation
Committee, upon recommendation of John S. Stein, Chairman, and employing the factors and criteria set out above, recommended a base salary for John S. Stein as Chairman of $250,000, Mark W. McCutcheon as
President and CEO of $175,000 and John H. Shannon as Vice President, Secretary and Controller of $105,850. The recommendations of the Compensation Committee were approved by the Board of Directors.

 Compensation Committee: J. Wallace Nall, Jr., John S. P. Samford, James I. Rotenstreich, John S. Stein.

Report of Stock Option Committee

On April 4, 2001, the Board of Directors, as recommended by the Stock Option Committee, approved a proposal to offer employees of the Company and its subsidiary the opportunity to cancel incentive stock options which were granted on April 8, 1997. All of the options granted on April 8, 1997 were OunderwaterO. It is anticipated by the Board of Directors and Stock Option Committee that replacement options will be granted to the employees no earlier than six months after the cancellation of the original options. Participation in the cancellation was in the sole discretion of the employee. The Board approved this program with the purpose of retaining valuable employees and reinstating value to a portion of the Company's
Stock Options held by active employees. Three named executive officers had options that qualified for cancellation. Their names and number of options cancelled are listed in the following table "Ten Year Option Repricing". These named executive officers cancelled options to purchase in the aggregate 70,000 shares. It is anticipated by the Board and the Stock Option Committee that replacement options will be issued to these executive officers no earlier than October 4, 2001. The exercise price of the replacement options will be the fair market value on the date of grant.

Stock Option Committee: J. Wallace Nall, Jr., Chairman,
James I. Rotenstreich and John S. P. Samford.


                        TEN-YEAR OPTION REPRICINGS


	(a)        	(b)	      (c)        	(d)	        (e)        (f)


				   Market Price   Exercise
		               Securities   of Stock at   Price at
		                Underlying	Time of 	Time of 	   New
			         Options	    Repricing    Repricing	 Exercise
	Name       Date	   Repriced	      ($)	       ($)	       Price  ($)
John S.Stein    (1) (2)	    40,000	   $4.125 (3)     $7.375	    (4)
Chairman

Mark W.	  (1) (2)	   20,000	   $4.125 (3)	$7.375	   (4)
McCutheon
President and
CEO

John H.        (1) (2)    10,000       $4.125 (3)    $7.375	         (4)
Shannon
Vice President,
Secretary and
Controller

(1)	The options were cancelled by an agreement as of April 4, 2001.
	It is anticipated that replacement options will be granted
	as of October 5, 2001, but in any event not less than six months after the cancellation of the cancelled options.
(2)	The original options were granted on April 8, 1997 and were
      due to expire on April 8, 2007. (3) This represents the average
	of the high and low prices as reported by the NASDAQ National
	Market System on April 4, 2001. (4)	The exercise price of the
	replacement options shall be their market value (the average of
	the high and low prices) on the   date of grant. It is anticipated
	that the replacement options will be granted as of October 5, 2001.

Shareholder Return Performance Graph

  The following graph illustrates, for the period commencing May 31, 1996, and ending May 31, 2001, the yearly percentage change in the cumulative total shareholder return on the Company's common stock as compared with the cumulative total returns of other companies included within the NASDAQ Stock Market (U.S. Companies) Index and the Company's Peer Group.

  The Company has selected a Peer Group consisting of the four publicly-traded companies named below, which are in the snack food industry. Virtually all of the Company's direct competitors and peers are privately-held companies or subsidiaries or divisions of larger publicly-held companies so that the available members of the Peer Group are limited.

  COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY, NASDAQ STOCK MARKET INDEX AND PEER GROUP.

05/1995       05/1996      05/1997      05/1998        05/1999      05/2000
100.0          151.3         123.4       107.5           77.0        62.2
100.0          145.3         163.8       208.7          293.3       402.6
100.0		    97.9         118.4       144.4          116.7        83.3


J & J Snack Foods Corp.


                                Fiscal Year Ended May 31
  This graph assumes that $100 was invested in the Company's common stock on May 31, 1996, in the NASDAQ Stock Market (U.S. Companies) Index and in the Peer Group, which consisted of Lance, Inc., J & J Snack Foods Corp., Tasty Baking Co. and Ralcorp Holdings, Inc.
and that dividends were reinvested.

                                   CERTAIN TRANSACTIONS

  During the fiscal year ended May 31, 2001, the law firm of Spain & Gillon, L.L.C., of which John P. McKelroy, Jr. is a member, served as General Counsel and performed various legal services for the Company and its subsidiary. The firm will continue to perform legal services for the current fiscal year.

  During the fiscal year ended May 31, 2001, Golden Flake Snack
Foods, Inc. ("Golden Flake"), a wholly-owned subsidiary of the Company, leased 6 tractors from SYB, Inc., a corporation primarily owned and controlled by Sloan Y. Bashinsky, Sr.
This lease was executed in a prior year.
Golden Flake uses the tractors in its ordinary course of business of distributing snack food products. During the fiscal year ended May 31, 2001, Golden Flake paid an average monthly lease payment of $1,668 per tractor.
 Upon expiration of the lease, Golden Flake has the option to purchase the tractors at their salvage value at an average of $10,000 each.

  During fiscal year 2001, Golden Flake also leased 20 delivery van trucks from SYB, Inc. Golden Flake uses the delivery van trucks in its ordinary course of business of distributing snack food products. Golden Flake will pay monthly lease payments on the vans of $777 per van (after making one payment of $398 per van). This lease will expire on May 31, 2004, at which time Golden Flake may purchase the delivery van trucks at their salvage value of $8,000 per truck.

  Golden Flake owns a Cessna Citation II Airplane for business use. Sloan Y. Bashinsky, Sr. has leased the plane for personal use of up to 100 flight hours per year. The lease requires monthly payments of $20,000. During fiscal year 2001, Mr. Bashinsky paid lease payments to Golden Flake of $240,000, and also paid all flight crew expenses for flights used by him. The lease is structured so that the costs of ownership, maintenance and operation of the plane to Golden Flake are offset by the lease payments and payment of the flight crew expenses on flights used by Mr. Bashinsky. The lease is for a term of one year and automatically renews annually on each February 1, unless Golden Flake or Mr. Bashinsky elects to terminate the same. The current lease term will expire on January 31, 2002. Mr. Bashinsky's personal use of the plane is coordinated with Golden Flake so as not to interfere with Golden Flake's business use.

  The Company believes that these transactions were on terms equal to or better than those available from unaffiliated third parties.

	           REPORT OF THE AUCIT COMMITTEE OF THE BOARD OF DIRECTORS

  The Audit Committee reviews with the independent auditors, the corporate controller and the Company's general counsel the results of the independent auditor's annual report on the Company's financial statements.
The Audit Committee also reviews and confers with management and the Board of Directors with respect to the selection of the Company's independent auditors and performs such additional functions as are necessary or prudent to fulfill the Committee's duties and responsibilities and reports its recommendations and findings to the full Board of Directors.

  The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed and reassessed for adequacy on an annual basis. A copy of the Audit Committee's written charter is included as Appendix A.


  The Audit Committee has reviewed and discussed the audited financial statments for the year ended May 31, 2001 with management. The Audit
 Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 ("SAS 61"). The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard
No. 1 and has discussed with the independent auditors their independence.
The Audit Committee has also discussed with the management of the Company and Dudley, Hopton-Jones, Sims and Freeman, PLLP, such other matters and received such assurances from them as deemed appropriate by the Audit Committee.

  Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statments referred to above be included in the Company's Annual Report on form 10-K for filing with the Securities and Exchange Commission.

  The Audit Committee has considered whether the provision of the non-audit services performed by Dudley, Hopton-Jones, Sims and Freeman PLLP, as described on Page 18 hereof is compatible with maintaining
 Dudley, Hopton-Jones, Sims and Freeman PLLP's independence.


Members of the Audit Committee: James I. Rotenstreich,
John S. P. Samford and D. Paul Jones, Jr.

                              INDEPENDENT ACCOUNTANTS

  Dudley, Hopton-Jones, Sims & Freeman, PLLP, Certified Public Accountants ("Dudley, Hopton-Jones") were selected by the Board of Directors, upon recommendation of its Audit Committee, as the independent accountants to audit the Company's financial statements for the fiscal year ended May 31, 2001. Dudley, Hopton-Jones has served as independent auditors to the Company since 1977. Representatives of Dudley, Hopton-Jones will be present at the annual meeting and will have the opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions from stockholders.

  During the fiscal year ended May 31, 2001, Dudley, Hopton-Jones, Sims & Freeman PLLP provided various audit and non-audit services to the Company and its subsidiary. As a part of their services as the Company's auditors, they audited the consolidated financial statements of the Company and its subsidiary, the individual financial statements of the Company and Golden Flake Snack Foods, Inc. and its subsidiary and also assisted in the preparation of the Company's Annual Report (Form 10-K) for filing with the Securities and Exchange Commission.

  During fiscal year 2001, Dudley, Hopton-Jones billed the company for services provided in the following categories and amounts:

  Audit Fees. Dudley, Hopton-Jones billed the Company $63,500 for professional services rendered for the audit of the Company's annual financial statments for fiscal year 2001 and the reviews of the financial statements included in the Company's Quarterly
Reports on Form 10-Q filed for the first three quarters of fiscal 2001.


  Financial Information Systems Design and Implementation Fees. Dudley, Hopton-Jones did not provide any professional services during fiscal 2001 to the Company for the design and implementation of financial information systems.

  All Other Fees. Dudley, Hopton-Jones billed the Company $19,940 for all services rendered during fiscal 2001 other than audits and reviews of the Company's financial statements and financial information systems design and implementation.

  The Company has not selected the principal accountants to audit its financial statements for the current fiscal year. It is the Company's policy to select its principal accountants after the preceding year's audit has been completed and the Company has had time to consider the selection.


                      FINANCIAL STATEMENTS

  Consolidated Financial Statements of the Company and its subsidiary for the fiscal year ended May 31, 2001, are contained in the 2001 Annual Report to Stockholders which accompanies this Proxy Statement. However, such Report and Financial Statements contained therein are not to be considered a part of this solicitation material since they are not deemed material to the matters to be acted upon at the meeting.

              STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

  Any stockholder desiring to submit a proposal to be considered by the Board of Directors for inclusion in the proxy statement and form of proxy relating to next year's Annual Meeting of Stockholders must do so in writing received by the Company on or before May 31, 2002.
Any other stockholder proposals for the Company's 2002 Annual Meeting of Stockholders must be received no later than July 27, 2002.
 The proposals must comply with all applicable statues and regulations. Any such proposals should be submitted to Golden Enterprises, Inc., Attention: John H. Shannon, Vice President & Secretary,
2140 11th Avenue South, Suite 208, Birmingham, Alabama 35205.


                             OTHER BUSINESS

It is not anticipated that there will be presented to the meeting any business other than the matters set forth herein and the management was not aware, a reasonable time before this solicitation of proxies, of any other matter which may properly be presented for action at the meeting. If any other business should come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

                            By Order of the Board of Directors

				   John S. Stein
				   Chairman


                                APPENDIX A

                            Amended and Restated
        Charter of the Audit Committee of the Board of Directors
                      of Golden Enterprises, inc.

I.	Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities in the following areas:

*	Monitoring the integrity of the Company's financial reporting process
	and systems of internal controls regarding finance, accounting and legal compliance.

*	Monitoring the independence and performance of the Company's
	independent auditors.

*	Providing an avenue of communication among the independent
	auditors,management and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II. 	Audit Committee Composition and Meetings.

Audit Committee members shall meet the requirements of the NASD listing standards. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated by the Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee, at each meeting, shall meet with management and the independent auditors to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee should communicate with management and the independent auditors, as the circumstances dictate, to review the Company's financial statements and significant findings based upon the auditors' quarterly review procedures.

III. 	Audit Committee Responsibilities and Duties.

Review Procedures

1. 	Review the adequacy of this Charter at least annually. Submit
	its recommendations regarding changes to the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. 	Discuss the Company's annual audited financial statements with
	management prior to filing or distribution, including signficant issues regarding accounting and auditing principles, practices and judgments.

3. 	In consultation with the management and the independent auditors,
	consider the integrity of the Company's financial reporting processes and controls. Discuss signficant financial risk exposures and the steps management has taken to monitor, control and report such exposures.
	Review significant findings prepared by the independent auditors, together with management's responses.

Independent Auditors

4. 	The independent auditors are ultimately accountable to the Audit
	Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

5. 	Recommend to the Board of Directors the fees and other significant
	compensation to be paid to the independent auditors.

6. 	On an annual basis, the Audit Committee should review and discuss with
	the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

7. 	Review the independent auditors' audit plan - discuss scope, staffing,
	locations, reliance upon management and general audit approach.
8.	Prior to releasing the year-end earnings, discuss the results of the audit
	with the independent auditors. Discuss those matters required to be communicated to audit committees in accordance with AICPA SAS 61.

9.	Consider the independent auditors' judgments about the quality and
	appropriateness of the Company's accounting principles as applied in its financial reporting.

Legal Compliance

10.	On at least an annual basis, review with the Company's counsel any legal
	matters that could have a material impact on the Company's financial statements and with management any reports or inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

11.	Cause to be prepared the report to shareholders that is required by the
	Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.


12.	Perform any other activities consistent with this Charter, the Company's
	by-laws and governing law, as the Committee or the Board deems necessary or appropriate.


13.	Maintain minutes of meetings and periodically report to the Board of
 	Directors on significant results of the foregoing activities.


PROXY                     This Proxy is Solicited on Behalf of the Board
				  of Directors.

GOLDEN ENTERPRISES, INC.  The undersigned hereby appoints John S. Stein and
Suite 208, 2140 11TH      John H. Shannon as Proxies, each with the power to
Avenue South              appoint his substitute, and hereby authorizes
Birmingham, AL 35205      them to represent andto vote as designated below,
Annual Meeting of         all the shares ofcommon stock of Golden Enterprises,
Stockholders              Inc. heldof record by the undersigned on
September 24, 2001        August 3, 2001 at the annual meeting of stockholders
                          to be held onSeptember 24, 2001, or any
			        adjournment thereof.


1.  ELECTION OF DIRECTORS    For all nominees  [  ]   Withhold Authority [  ]
                             listed below             to vote for all nominees
                             (except as designated    listed blow
                             to the contrary below)


           John S. Stein, Edward R. Pascoe, John P. McKleroy, Jr.,
                James I. Rotenstreich, John S. P. Samford,
     D. Paul Jones, Jr., J. Wallace Nall, Jr., F. Wayne Pate,
          Joann F. Bashinsky, Mark W. McCutcheon

              (INSTRUCTION: To withhold authority to vote for any
                            individual nominee, write that nominee's name in the space provided below)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, which business the Board of Directors was not aware of before July 27, 2000.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the election of directors. (To be signed on other side.)

The Board of Directors knows of no other matters that may properly be, or which are likely to be, brought before the meeting. However, if any other matters are properly brought be ore the meeting, the persons named in the proxy or their substitutes will vote in accordance with their best judgement on such matters.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated August 31, 2001, and the 2001 Annual Report to Stockholders.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person



DATE________________________________, 2000          ___________________________
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD   Signature
PROMPTLY USING THE ENCLOSED ENVELOPE.
                                                    ___________________________
                                                    Signature if held jointly